UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2003

Tularik Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28347	94-3248800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 Veterans Boulevard, South San Francisco CA (Address of principal executive offices)	94080 (Zip Code)

(650) 825-7000

Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report)

Item 9.	Regulation FD Disclosure (Information Provided under Item 12, Disclosure of Results of Operations and Financial Condition)

Pursuant to the Securities and Exchange Commission Release No. 33-8216, dated March 27, 2003, the information provided herein is being furnished under Item 12 of Form 8-K.

On July 16, 2003, the Registrant publicly disseminated a press release announcing certain financial results for the quarter ended June 30, 2003.

The foregoing description is qualified in its entirety by references to the Registrant’s press release dated July 16, 2003, a copy of which is attached hereto as Exhibit 99.1.

The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Tularik Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TULARIK INC.

/s/ WILLIAM J. RIEFLIN
Date: July 16, 2003	William J. Rieflin Executive Vice President, Administration Acting Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release entitled “Tularik Announces 2003 Second Quarter Results,” dated July 16, 2003.